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                                                                    EXHIBIT 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



    This Certificate is being delivered pursuant to the requirements of
Section 1350 of Chapter 63 (Mail Fraud) of Title 18 (Crimes and Criminal Procedures) of the United States Code and shall not be relied on by any person for any other purpose.

    The undersigned, who are the Chief Executive Officer and Chief Financial Officer, respectively, of Education Realty Trust, Inc. (the "Company"), hereby each certify that, to the undersigned's knowledge:

    The Annual Report on Form 10-K of the Company for the period July 12, 2004 through December 31, 2004 (the "Report"), which accompanies this Certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and all information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    Dated this 31st day of March, 2005.


                                    /s/ Paul O. Bower
                                    -----------------------------------------
                                    Paul O. Bower, Chief Executive Officer


                                    /s/ Randall H. Brown
                                    -----------------------------------------
                                    Randall H. Brown, Chief Financial Officer



    In accordance with SEC Release No. 34-47986, this Exhibit is furnished to the SEC as an accompanying document and is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933. A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.